UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 248-0412 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 6, 2022, Daseke, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). As of May 19, 2022, the record date for the Annual Meeting, 63,454,264 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders and the final voting results for each such matter are set forth below.

Proposal 1 – Election of Directors

Each of the following persons was duly elected by the Company’s stockholders to serve as a director on the Company’s Board of Directors until the Company’s 2023 annual meeting of stockholders and until his or her successor is elected and qualified or his or her earlier death, resignation or removal, with votes as follows:

Nominee	For	Withhold	Broker Non-Votes
Brian Bonner	27,588,435	13,052,377	10,097,234
Don R. Daseke	39,844,420	803,276	10,090,350
Catharine Ellingsen	32,365,949	8,281,747	10,090,350
Grant Garbers	40,355,613	292,083	10,090,350
Melendy Lovett	40,102,168	545,528	10,090,350
Charles “Chuck” F. Serianni	40,462,540	185,156	10,090,350
Jonathan Shepko	40,348,890	298,806	10,090,350
Ena Williams	29,739,818	10,907,878	10,090,350

Proposal 2 – Ratification of Appointment of the Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
50,181,525	158,574	397,947	—

Proposal 3 – Advisory Vote on Named Executive Officer Compensation

The executive compensation of the Company’s named executive officers as described in “Compensation Overview” and the related executive compensation tables in “Executive Compensation” in the proxy statement relating to the Annual Meeting was approved by the Company’s stockholders, with votes as follows:

For	Against	Abstained	Broker Non-Votes
25,772,483	12,693,731	2,181,482	10,090,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

Date: July 7, 2022	By:	/s/ Soumit Roy
	Name:	Soumit Roy
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary